                                                                    Exhibit 10.3
                                                                    ------------

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF FIRST REFUSAL AND MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

                            PREFERRED STOCK WARRANT
                                       of
                                enCOMMERCE, INC.

D - 1                                                             370,000 Shares

     THIS CERTIFIES THAT, for value received, the sufficiency of which is hereby acknowledged, Andersen Consulting LLP ("AC" or the "Warrantholder"), is entitled, on the terms and subject to conditions set forth below, to subscribe for and purchase from enCommerce, Inc., a California corporation (the "Company"), at the Warrant Price defined in Section 2 below, 370,000 fully paid and non-assessable shares of the Company's Series D Preferred Stock (the "Warrant Shares"), such price and such number of shares being subject to adjustment upon occurrence of the contingencies set forth in this Warrant. AC and the Company acknowledge and agree that 70,000 of the Warrant Shares subject to this Warrant are consideration for the entering into of the AC Consulting Agreement, and 300,000 of the Warrant Shares subject to the Warrant are consideration for the entering into the Master Alliance Agreement.

     Upon delivery of this Warrant (with the Notice of Exercise in the form attached as Attachment A), together with payment of the Warrant Price for the
            ------------
shares of the Company's Series D Preferred Stock (the "Series D Preferred") thereby purchased, which payment may be made by converting this Warrant, or any portion thereof, pursuant to Section 3 below ("Warrant Conversion"), at the principal office of the Company or at such other office or agency as the Company may designate by notice in writing to the holder hereof, the holder of this Warrant shall be entitled to receive a certificate or certificates for the shares of Series D Preferred so purchased. All shares of Series D Preferred which may be issued upon the exercise of this Warrant will, upon issuance, be fully paid and non-assessable and free from all taxes, liens and charges with respect thereto.

     This Warrant is subject to the following terms and conditions:

        1.  Term of Warrant.  This Warrant may be exercised in whole or in part,
            ---------------
at any time after issuance and prior to 5:00 p.m., PST, April 11, 2003 (the "Term"). Upon the expiration of the Term, this Warrant, to the extent not exercised, shall terminate.

        2.  Warrant Price.  The exercise price of this Warrant (the "Warrant
            -------------
Price") shall equal $9.46 per share, subject to adjustment as provided in
Section 4 below.

        3.  Method of Exercise.
            ------------------

            (i) Cash Exercise.  The purchase rights represented by this Warrant
                -------------
may be exercised by the Warrantholder, in whole, or in part, by the surrender of this Warrant (with the duly executed Notice of Exercise attached as Attachment
                                                                    ----------
A) at the principal office of the Company, and by the payment to the Company, by certified or cashier's check or other check acceptable to the Company, of an amount equal to the aggregate Warrant Price of the Warrant Shares being purchased.

           (ii) Net Issue Exercise.  In lieu of exercising this Warrant for cash
                ------------------
under clause (i), in the event that the Company's securities are listed on the Nasdaq National Market, the Warrantholder may elect (provided that the election occurs 180 days after the effective date of the Company's initial public offering) to receive Warrant Shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company and specification of such election on the Notice of Election, in which event the Company shall issue to the Warrantholder a number of Warrant Shares computed using the following formula:

     X = Y(A-B)
         ------
           A

Where     X  = the number of Warrant Shares to be issued to the Warrantholder.

          Y = the number of Warrant Shares for which this Warrant is then being exercised.

          A  =  the fair market value of one share of the Company's Common
                 Stock.

          B  =  the Warrant Price (as adjusted to the date of such calculation).

     (iii)  Fair Market Value.  For purposes of this Section 3, the fair market
            -----------------
value of the Company's Common Stock shall mean the average of the closing bid and asked prices of the Company's Common Stock quoted on the Nasdaq National Market, or the closing prices quoted on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The
                                                                           ---
Wall Street Journal for the ten (10) trading days prior to the date of
-------------------
determination of fair market value.

     4.  Vesting.  The Warrant shall be exercisable according to the following
         -------
vesting schedule: 300,000 Warrant Shares shall vest immediately upon the execution by the Company and

AC of the Market Alliance Agreement and 70,000 Warrant Shares shall vest immediately upon the execution by the Company and AC of the Consulting Agreement.

      5.  Adjustment of Warrant Price and Number of Warrant Shares.
          --------------------------------------------------------

          The number and kind of Warrant Shares purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time in accordance with the following provisions:

          (a)  Reclassification, Consolidation, Merger, etc.  In case of any
               --------------------------------------------
reclassification, exchange, substitution or change of outstanding securities of the class issuable upon exercise of this Warrant (other than as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation, or the sale, transfer or lease of all or substantially all of the assets of the Company, the Company, or such successor corporation, as the case may be, shall execute a new Warrant, providing that the holder of this Warrant shall have the right to exercise such new Warrant, and procure upon such exercise in lieu of each Warrant Share previously issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, exchange, substitution, change, consolidation, merger, sale, transfer or lease by a holder of one Warrant Share immediately prior to such event. Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section
4. The provisions of this paragraph (a) shall similarly apply to successive reclassifications, exchanges, substitutions, changes, consolidations, mergers, sales, transfers or leases.

          (b) Conversion of the Series D Preferred. In the event all of the shares of Series D Preferred are, or if outstanding would be, at any time prior to the expiration of this Warrant, converted into shares of the Company's Common Stock (whether due to the IPO or otherwise), then this Warrant shall immediately become exercisable for that number of shares of the Company's Common Stock equal to the number of shares of the Common Stock that would have been received if this Warrant had been exercised in full and shares of the Series D Preferred received thereupon had been simultaneously converted, and the Warrant Price shall be immediately adjusted to equal the product obtained by multiplying the Warrant Price in effect immediately prior to such conversion by a fraction, the numerator of which shall be the number of shares of Series D Preferred for which this Warrant was exercisable immediately prior to such conversion and the denominator of which shall be the number of shares of Common Stock for which this Warrant is exercisable immediately after such conversion.

          (c)  Subdivision, Stock Dividend or Combination of Shares.  If the
               ----------------------------------------------------
Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine the Series D Preferred, or shall issue a stock dividend with respect to the Series D Preferred, the Warrant Price shall be proportionately decreased in the case of a subdivision or stock dividend or increased in the case of a combination.

          (d)  Adjustment of Number of Shares.  Upon each adjustment in the
               ------------------------------
Warrant Price for subdivisions or combinations as contemplated under paragraph
(b) above, the number of shares
of Series D Preferred purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

         (e)  No Impairment.  The Company shall not, by amendment of its
              -------------
Articles of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of its terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out of all the provisions of this Section 4 and in taking all such action as may be necessary or appropriate to protect the Warrantholder's rights under this Section 4 against impairment. If the Company takes any action affecting the Series D Preferred other than as described above that adversely affects Warrantholder's rights under this Warrant, the Warrant Price shall be adjusted downward.

     6.  Reservation of Stock.  On and after the date hereof, the Company will
         --------------------
reserve from its authorized and unissued (i) Series D Preferred a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of this Warrant and (ii) Common Stock a sufficient number of shares for issuance upon conversion of the Warrant Shares.

     7.  Notices.
         -------

         (a) Upon any adjustment of the Warrant Price and any increase or decrease in the number of shares of Series D Preferred purchasable upon the exercise of this Warrant, then the Company shall give written notice of such adjustment promptly thereafter to the registered holder of this Warrant (the "Notice"). The Notice shall be mailed to the address of such holder as shown on the books of the Company and shall state the Warrant Price as adjusted and the increased or decreased number of shares purchasable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation of each.

         (b) In the event that the Company shall propose at any time to effect an initial public offering, the Company shall send to the Warrantholder at least ten (10) days' prior written notice of the date when the same shall take place.

         8.  Miscellaneous.
             -------------

             (a) The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of any permitted assigns of the Warrantholder. This Warrant may be transferred or assigned by the Warrantholder only in compliance with Section 3 of that certain Amended and Restated Shareholder Rights Agreement, dated February 10, 2000, as the same may be amended from time to time, by and between the Company, the Warrantholder and the other parties thereto.

             (b) Other than as provided herein, no holder of this Warrant, as such, shall be entitled to vote or receive dividends or be deemed to be a shareholder of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder of this Warrant, as such, any rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action, receive notice of meetings, receive dividends or subscription rights, or otherwise.

            (c) Receipt of this Warrant by the holder hereof shall constitute acceptance of and agreement to the foregoing terms and conditions.

            (d) Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or distribution, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like date and tenor.

            (e) Any provision of this Warrant may be amended, waived or modified upon the written consent of the Company and the holders of a majority of the Warrant Shares issued or issuable upon exercise of this Warrant or any successor warrant(s).

            (f) This Warrant shall be governed by the internal substantive laws, but not the choice of law rules, of the State of California.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

Dated:  April 11, 2000


                                    enCommerce, Inc.

                                    /s/ Alberto Yepez
                                    ---------------------------------
                                    J. Alberto Yepez

                                  ATTACHMENT A
                                  ------------

                               NOTICE OF EXERCISE
                               ------------------


     TO:  enCommerce, Inc.
          2901 Patrick Henry Drive
          Santa Clara, CA  95054
          Attn:  President

     1. The undersigned hereby elects to purchase ___________ shares of the Series D Preferred of enCOMMERCE, INC. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full, together with all applicable transfer taxes, if any.

     2. Please issue a certificate or certificates representing such shares of Series D Preferred in the name of the undersigned or in such other name as is specified below:

                       _________________________________
                                     (Name)

                       _________________________________

                       _________________________________
                                   (Address)

     3. The undersigned represents that the above shares of Series D Preferred are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares. In support thereof, the undersigned has executed the Investment Representation Statement attached as Exhibit A.
                                     ---------

                                    Signature of Warrantholder:

                                    Andersen Consulting LLP

                                    --------------------------------------

                                    By:
                                       -----------------------------------

                                    Title:
                                          --------------------------------

                                    Date:
                                         ---------------------------------

                                   EXHIBIT A
                                   ---------

THIS STATEMENT MUST BE COMPLETED, SIGNED AND RETURNED TO enCOMMERCE, INC. ALONG WITH THE NOTICE OF EXERCISE BEFORE THE SERIES D PREFERRED ISSUABLE UPON EXERCISE OF THE ATTACHED WARRANT WILL BE ISSUED.

                                enCOMMERCE, INC.

                                WARRANT EXERCISE

                      INVESTMENT REPRESENTATION STATEMENT

PURCHASER           :

COMPANY             :  enCommerce, Inc.

SECURITY            :  Series D Preferred

NUMBER OF SHARES    :

DATE                :  _______________, 20__

     In connection with the purchase of the above-listed Securities, the Purchaser represents to the Company the following:

     (a) It has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. It acknowledges that its investment in the Company is highly speculative and entails a substantial degree of risk and it is in a position to lose the entire amount of such investment.

     (b) It is acquiring the Securities for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. It understands that the Securities have not been, and will not be, registered under the Securities Act of 1933, as amended (the "Securities Act") by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of
                  ---- ----
its representations as expressed herein. It is an "accredited investor" within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission (the "SEC").

     (c) It acknowledges that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. It is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of shares being sold during any three-month period not exceeding specified limitations.

          (d) It understands that no public market now exists for any of the Securities and that the Company has made no assurances that a public market will ever exist for the Securities.

          (e) It has had an opportunity to discuss the Company's business, management and financial affairs with its management. It has also had an opportunity to ask questions of officers of the Company, which questions were answered to its satisfaction. It understands that such discussions, as well as any written information issued by the Company, were intended to describe certain aspects of the Company's business and prospects but were not a thorough or exhaustive description. It acknowledges that any business plans prepared by the Company have been and continue to be subject to change and that any projections included in such business plans are necessary speculative in nature, and it can be expected that some or all of the assumptions of the projections will not materialize or will vary significantly from actual results.

          (f) It understands that the certificates evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Purchaser reasonably satisfactory to the Company or unless the Company receives a no-action letter from the SEC.

          The following legends will be placed on the certificate(s) for the Securities, or any substitutions therefor:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF FIRST REFUSAL AND MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

          (g) In accepting the transfer of the above-listed Securities, it agrees to be bound by the terms and conditions of that certain Amended and Restated Shareholder Rights Agreement, dated February 10, 2000, as the same may be amended from time to time, by and between the Company, the Purchasers and certain Common Shareholders (each as defined in such Agreement).

                                    Signature of Purchaser:

                                    ANDERSEN CONSULTING, LLP

                                    ---------------------------------

                                    By:
                                       ------------------------------

                                    Title:
                                          ---------------------------

                                    Date:
                                         ----------------------------

                                      -3-